UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 11, 2007
TOWER AUTOMOTIVE, INC.
(Exact name of Registrant as specified in its charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12733 (Commission File Number)	41-1746238 (IRS Employer Identification No.)
27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
(Address of Principal Executive Offices) (Zip Code)
(248) 675-6000
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ( c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On July 11, 2007, Tower Automotive, Inc. (the “Company”) announced in a press release that the U.S. Bankruptcy Court for the Southern District of New York has confirmed its Chapter 11 Reorganization Plan (the “Plan”) and approved the sale of substantially all of the company’s assets to an affiliate of Cerberus Capital Management, L.P. All classes of creditors that voted have accepted the plan. The company expects to close the transaction by the end of July 2007. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits:

99.1	Press Release dated July 11, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER AUTOMOTIVE, INC. Registrant
Date: July 13, 2007	/s/ James A. Mallak
James A. Mallak
Chief Financial Officer